UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Report to Shareholders

Emerging Markets Local Currency Bond Fund	December 31, 2017

The views and opinions in this report were current as of December 31, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Supported by both currency appreciation and bond returns, emerging markets sovereign bonds denominated in local currencies generated strong returns in 2017. A number of emerging markets, including Brazil, Russia, and Serbia, lowered interest rates even as developed markets’ central banks moved toward normalizing monetary policy. The U.S. dollar weakened meaningfully against many emerging markets currencies during the year.

As seen in the Performance Comparison table, the Emerging Markets Local Currency Bond Fund returned 15.76% for the 12 months ended December 31, 2017, outperforming the benchmark J.P. Morgan Government Bond Index–Emerging Markets Global Diversified and the Lipper peer group average. (Results for Advisor and I Class shares vary, reflecting their different fee structures.) The portfolio’s duration and country positioning as well as currency selection all contributed to its relative outperformance.

MARKET ENVIRONMENT

Emerging markets sovereign bonds denominated in local currencies generated strong returns in 2017, easily outperforming both their dollar-denominated emerging markets cousins and developed markets bonds as yields compressed and emerging markets currencies rallied. The asset class benefited from broadly better growth and lower inflation in emerging markets as well as stronger investor flows amid decent appetite for risk. Most of the 2017 rally in the asset class took place in the first half of the year, overcoming some weakness in commodity prices. The price of a barrel of Brent crude oil, the global benchmark, finished 2017 at nearly $67 after starting the year at about $55 and falling below $45 in June. While emerging markets are divided about evenly between net oil exporters that benefit from higher prices and net oil importers that benefit from lower prices, the commodities markets tend to drive broad investor sentiment toward riskier asset classes such as emerging markets debt.

Economic growth in China, which is another factor that influences sentiment toward “risk assets,” held up well. Chinese gross domestic product grew by an annualized 6.8% in the third quarter, above the government’s stated goal of around 6.5%. China held its Communist Party National Congress, which occurs every five years, in October to choose the ruling political party’s leaders. The congress further solidified Chinese President Xi Jinping’s political power and resulted in pledges to improve the quality and sustainability of economic growth. The stability in China supported Asian emerging markets, although geopolitical concerns centered on North Korea periodically weighed on sentiment in the region. Overall, emerging markets continued to grow meaningfully faster than developed markets as decent expansion in countries such as India and China offset early stage economic recoveries in Brazil and Russia. A number of emerging markets, including Brazil, Russia, and Serbia, lowered interest rates even as the Federal Reserve gradually raised rates, the Bank of England made its first interest rate hike since 2007 to confront post-Brexit inflation, and the European Central Bank (ECB) slowed its bond buying and seemed to shift toward a more hawkish stance. Signs of healthier growth in the eurozone supported growth in East European emerging markets with major trading links to the eurozone.

Although gains in the asset class were broadly strong in 2017, there was once again a significant dispersion of returns across the local sovereign debt of emerging countries. Brazil’s economy pulled out of its deep recession, supporting the country’s sovereign bonds, which performed approximately in line with the broad local currency emerging markets debt benchmark. Brazilian debt also benefited from the central bank of Brazil’s interest rate cuts as softer inflation gave the central bank room to stimulate the economy. Mexico’s local currency government bonds lagged the benchmark after giving back some of their early gains amid late-year concerns about North American Free Trade Agreement (NAFTA) negotiations and the upcoming Mexican presidential elections as well as the possibility of renewed monetary tightening due to inflationary pressures. South African local sovereign debt outperformed the broad market, although the country remained mired in political turbulence as President Jacob Zuma survived a legislative attempt to oust him. Late in the year, the African National Congress selected Cyril Ramaphosa as its reform-minded new leader and successor to Zuma. However, yields on South African bonds increased sharply near the end of the reporting period when S&P lowered its credit rating for local currency South African debt into the noninvestment-grade category. Slowing inflation in Indonesia allowed its central bank to lower rates, lifting Indonesian local currency bonds to benchmark-beating returns.

The U.S. dollar weakened meaningfully against many emerging markets currencies in 2017 as the greenback’s strong run ended after six years. The Czech koruna and the Polish zloty were standout performers in 2017, each gaining over 20% amid strong economic growth across Europe. However, the Brazilian real lost almost 2% versus the U.S. dollar as the country’s central bank cut rates, making its currency relatively less attractive. The Mexican peso rallied strongly in the first half of the year but then experienced some selling pressure toward the end of 2017 as worries about the U.S. potentially renegotiating—or withdrawing from—NAFTA built up. The peso, which is one of the most liquid emerging markets currencies and tends to trade as a proxy for risk in the segment, still finished the year with a gain of over 5%. In Asia, the Malaysian ringgit was up nearly 11% against the U.S. dollar as cheap valuations, improving growth, and an improvement in oil prices supported sentiment toward the oil-producing country.

PORTFOLIO REVIEW AND POSITIONING

Our country allocation and exposure to interest rate changes contributed to relative returns in 2017. In general, we favor bonds issued by countries that offer attractive inflation-adjusted interest rates or those where monetary policy is likely to remain accommodative or become more so. These countries include Brazil, Russia, India, Serbia, and Sri Lanka. An overweight allocation to Brazil benefited relative returns as the country’s central bank cut interest rates and political risk seemed to diminish later in the year after Brazilian lawmakers declined to bring corruption charges against President Michel Temer. The fund’s overweight to Russian sovereign debt also contributed as the country’s inflation fell sharply and Russia’s central bank lowered rates. On the negative side, an underweight to Hungarian bonds detracted from relative performance as the country’s economy benefited from surprisingly strong growth in Europe and Hungary’s central bank adopted a dovish tone. In addition, a small position in Turkey, which became increasingly embroiled in political uncertainty, weighed on relative returns.

The portfolio’s currency positioning also contributed to relative returns during the year. We retain our preference for the currencies of countries that are poised to make meaningful structural reforms or to see their economic growth accelerate, particularly favoring nations where the external balance of payments is improving. We actively seek to exploit relative valuation and fundamental divergences between emerging and developed markets currencies. An overweight position in the Czech koruna contributed to relative returns as capital flowed into the country as a result of its inclusion in widely followed emerging markets debt indexes, including the fund’s benchmark, early in the year. The koruna also benefited from the Czech central bank’s decision to remove its currency’s ceiling against the euro. An overweight to the Mexican peso, which we viewed as meaningfully undervalued following the post-U.S. election sell-off, was also a contributor. While we had some currency allocations that detracted, such as an underweight in the Romanian leu as the currency gained on expectations of monetary tightening, the fund’s currency exposures, overall, had a beneficial effect on relative returns. We anticipate that the U.S. dollar will continue to weaken in the longer term, so we added to the portfolio’s emerging markets currency exposure when the dollar rallied to some degree at the end of the year as a result of the December Fed rate hike and the increasing odds that tax reform would be enacted. These additions focused on higher-yielding currencies that underperformed in 2017, including the Brazilian real.

The depth of our research resources allows us to evaluate non-benchmark debt and currencies that may offer stronger relative value than the bonds and currencies of the countries that make up the benchmark. We also maintained exposure to debt and currencies that are not included in the benchmark to increase diversification and add yield. These positions included the Serbian dinar as a result of the country’s strong political mandate for fiscal adjustments and structural reforms. The portfolio also had an out-of-benchmark allocation to Sri Lankan bonds, which performed strongly in 2017, partly as a result of ongoing positive reform momentum.

The level and cost of market liquidity is a key variable that we are closely monitoring amid the uncertainty about the timing and pace of further Fed rate increases and the normalization of policy among other key global central banks, most notably the ECB. We will continue to actively consider market depth and liquidity when evaluating bonds for purchase or sale.

The portfolio maintains allocations to various types of derivatives for hedging purposes or to gain exposure to certain currencies or countries.

OUTLOOK

The fundamentals of many emerging markets sovereign issuers continue to improve as a result of significant political reforms in key countries, tighter government budgets, healthier current account balances, and strengthening growth prospects. We expect the growth advantage of emerging countries over developed markets to widen with Russia and Brazil having pulled out of their economic contractions. Growing reform momentum in countries such as Egypt and Argentina should further boost expansion in developing countries. In addition, emerging markets debt offers materially better yield and lower sensitivity to rising interest rates than sovereign bonds from developed markets. While political and economic turmoil in developed markets could create periods of volatility and weaken sentiment toward riskier asset classes such as emerging markets bonds, we believe that it poses limited systemic risk.

Possibly the most meaningful risk on the horizon for the asset class is the potential for central banks in developed markets to tighten monetary policy more aggressively than markets expect. Sharp policy adjustments from the Fed, the ECB, or the Bank of Japan could trigger an increase in yields on developed markets sovereign bonds, which could cause outflows from emerging markets debt by removing part of the yield advantage the asset class currently offers. Also, geopolitical risks centered on the Korean Peninsula and the Middle East have become increasingly acute, and there is a chance that the U.S. could implement protectionist trade measures that would weigh on emerging economies. Markets have generally been surprisingly unfazed by these factors, but that could quickly change if investors were to adopt a more conservative risk posture. China’s transition from an export-oriented economy to one focused on domestic consumption remains a key global risk that we are monitoring, but we expect Chinese growth to slow toward a more sustainable long-term rate.

On the positive side, real (inflation-adjusted) yields on local currency debt issued by emerging countries are still considerably more attractive than the low real yields on developed markets government bonds, which should continue to support the locally denominated emerging markets bond asset class as global investors search for yield. However, solid fundamental research and analysis are essential, and we believe that the extended reach of T. Rowe Price’s global sovereign, credit, and equity research platforms, combined with our emphasis on collaboration across those platforms, gives us a critical edge in analyzing both risks and opportunities in emerging fixed income markets.

Respectfully submitted,

Andrew J. Keirle
Portfolio manager and chairman of the fund’s Investment Advisory Committee

January 29, 2018

The committee chairman has day-to-day responsibility for the portfolio and works with committee members in developing and executing the fund’s investment program.

RISK OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Credit spread: Measures the additional yield that investors demand as compensation for holding a bond with credit risk versus a similar-maturity Treasury security or other type of low-risk bond.

Duration: A measure of a bond’s or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in response to a one-percentage-point rise in rates, and vice versa.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

J.P. Morgan Government Bond Index–Emerging Markets Global Diversified: A capitalization-weighted index tracking emerging market government bonds denominated in local currencies.

Lipper averages: The averages of available mutual fund returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

PORTFOLIO HIGHLIGHTS

PRICE AND YIELD

Periods Ended	6/30/17	12/31/17
Emerging Markets Local Currency Bond Fund		
Price Per Share	$6.84	$6.93
Dividends Per Share		
For 6 months	0.20	0.20
For 12 months	0.38	0.39
SEC Yield With Waiver[a] (30-Day)	5.94%	6.07%
SEC Yield Without Waiver (30-Day)	5.88%	6.04%
Emerging Markets Local Currency Bond Fund–Advisor Class		
Price Per Share	$6.84	$6.92
Dividends Per Share		
For 6 months	0.19	0.19
For 12 months	0.37	0.37
SEC Yield With Waiver[b] (30-Day)	5.70%	5.82%
SEC Yield Without Waiver (30-Day)	5.43%	4.77%
Emerging Markets Local Currency Bond Fund–I Class		
Price Per Share	$6.84	$6.93
Dividends Per Share		
For 6 months	0.20	0.20
For 12 months	0.40	0.40
SEC Yield With Waiver[c] (30-Day)	6.13%	6.23%
SEC Yield Without Waiver (30-Day)	6.03%	6.20%

12-month dividends may not equal the combined 6-month figures due to rounding. Yields will vary and are not guaranteed.

[a]Through April 30, 2018, T. Rowe Price Associates (TRPA), has agreed to waive its management fees or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class's ratio of expenses to average daily net assets to exceed 1.10%. Details are available in the fund's prospectus.

[b]Through April 30, 2018, TRPA has agreed to waive its management fees or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class's ratio of expenses to average daily net assets to exceed 1.20%. Details are available in the fund's prospectus.

[c]Through April 30, 2018, TRPA has agreed to pay the operating expenses of the fund's I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (I Class operating expenses) to the extent the I Class operating expenses exceed a certain portion of the class's average daily net assets. Details are available in the fund's prospectus.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Par/Shares	$ Value
ARGENTINA 2.1%		
Corporate Bonds 0.1%		
Banco Macro, 17.50%, 5/8/22 (1)	6,900,000	358
		358
Government Bonds 2.0%		
Boncer, Inflation-Indexed, 2.50%, 7/22/21	15,400,000	1,072
Republic of Argentina, 5.25%, 1/15/28 (EUR)	650,000	813
Republic of Argentina, 5.625%, 1/26/22 (USD)	900,000	952
Republic of Argentina, 6.875%, 4/22/21 (USD)	1,150,000	1,254
Republic of Argentina, 16.00%, 10/17/23	48,830,000	2,590
Republic of Argentina, 18.20%, 10/3/21	25,329,000	1,397
Republic of Argentina, FRN, BDLRPP + 2.75%, 24.309%, 3/1/18	19,850,000	1,063
Republic of Argentina, FRN, BDLRPP + 3.25%, 22.75%, 3/1/20	400,000	22
Republic of Argentina, FRN, 7D ARPP, 28.75%, 6/21/20	38,390,000	2,191
		11,354
Total Argentina (Cost $12,643)		11,712
BRAZIL 7.6%		
Corporate Bonds 0.3%		
BRF - Brasil Foods, 7.75%, 5/22/18	1,000,000	301
Petrobras Global Finance, 8.75%, 5/23/26 (USD)	1,000,000	1,197
		1,498
Government Bonds 7.3%		
Brazil Notas Do Tesouro Nacional, Inflation-Indexed, Series B 6.00%, 5/15/45	2,995,000	2,940
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/18	1,830,000	551
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/21	83,970,000	26,031
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/23	624,000	190
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/25	30,750,000	9,248
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/27	8,650,000	2,569

Republic of Brazil, 12.50%, 1/5/22	91,000	31
		41,560
Total Brazil (Cost $43,384)		43,058
CHILE 3.2%		
Government Bonds 3.2%		
Bonos de la Tesoreria de la Republica en pesos, 4.50%, 3/1/26	11,225,000,000	18,202
Bonos de la Tesoreria de la Republica en pesos, 5.00%, 3/1/35	5,000,000	8
Bonos de la Tesoreria de la Republica en pesos, 6.00%, 1/1/43	30,000,000	55
Total Chile (Cost $17,618)		18,265
CHINA 1.3%		
Government Bonds 1.3%		
People's Republic of China, 3.13%, 4/13/22	10,410,000	1,555
People's Republic of China, 3.52%, 5/4/27	9,000,000	1,339
People's Republic of China, 3.57%, 6/22/24	27,850,000	4,190
Total China (Cost $6,964)		7,084
COLOMBIA 4.9%		
Corporate Bonds 0.1%		
Empresas Public Medellin, 7.625%, 9/10/24	371,000,000	125
Empresas Public Medellin, 7.625%, 9/10/24 (1)	1,862,000,000	629
		754
Government Bonds 4.8%		
Republic of Colombia, 6.00%, 4/28/28	34,580,600,000	11,144
Republic of Colombia, 7.00%, 5/4/22	739,600,000	261
Republic of Colombia, 7.50%, 8/26/26	40,618,000,000	14,565
Republic of Columbia, 10.00%, 7/24/24	3,050,000,000	1,235
		27,205
Total Colombia (Cost $27,519)		27,959

CZECH REPUBLIC 0.8%		
Corporate Bonds 0.8%		
Czech Republic, 2.40%, 9/17/25	58,850,000	2,973
Czech Republic, 2.50%, 8/25/28	35,760,000	1,813
Total Czech Republic (Cost $4,786)		4,786
EGYPT 1.9%		
Government Bonds 1.9%		
Government of Egypt, 0.00%, 2/6/18	82,275,000	4,561
Government of Egypt, 0.00%, 2/20/18	17,000,000	936
Government of Egypt, 0.00%, 3/6/18	1,300,000	71
Government of Egypt, 0.00%, 3/13/18	28,700,000	1,564
Government of Egypt, 0.00%, 3/20/18	71,725,000	3,894
Total Egypt (Cost $10,903)		11,026
HUNGARY 2.2%		
Government Bonds 2.2%		
Republic of Hungary, 2.50%, 10/27/21	3,250,000	13
Republic of Hungary, 3.00%, 10/27/27	1,601,050,000	6,759
Republic of Hungary, 5.50%, 6/24/25	1,081,120,000	5,281
Republic of Hungary, 7.00%, 6/24/22	139,830,000	682
Total Hungary (Cost $11,943)		12,735
INDIA 2.4%		
Corporate Bonds 0.3%		
Housing Development Finance, 6.875%, 4/30/20	120,000,000	1,877
		1,877
Government Bonds 2.1%		
Export-Import Bank of India, 9.45%, 1/22/19	53,000,000	849
Government of India, 7.80%, 4/11/21	190,000,000	3,049
Government of India, 8.12%, 12/10/20	138,750,000	2,249

LEBANON 0.2%

Government Bonds 0.2%		
Lebanese Republic, 6.65%, 4/22/24 (USD)	900,000	880
Total Lebanon (Cost $902)		880

MALAYSIA 2.7%

Government Bonds 2.7%		
1MDB Global Investments, 4.40%, 3/9/23 (USD)	1,000,000	974
Government of Malaysia, 3.226%, 4/15/20	92,000	23
Government of Malaysia, 3.48%, 3/15/23	5,450,000	1,326
Government of Malaysia, 3.492%, 3/31/20	120,000	30
Government of Malaysia, 3.654%, 10/31/19	480,000	120
Government of Malaysia, 3.759%, 3/15/19	275,000	69
Government of Malaysia, 4.127%, 4/15/32	5,863,000	1,396
Government of Malaysia, 4.232%, 6/30/31	3,370,000	821
Government of Malaysia, 4.254%, 5/31/35	375,000	89
Government of Malaysia, 4.39%, 7/7/23	251,000	63
Government of Malaysia, 4.392%, 4/15/26	27,652,000	6,978
Government of Malaysia, 4.498%, 4/15/30	6,850,000	1,696
Government of Malaysia, 4.935%, 9/30/43	6,043,000	1,506
Total Malaysia (Cost $14,778)		15,091

MEXICO 8.7%

Corporate Bonds 0.1%		
Red Carreteras Occide, 9.00%, 6/10/28 (1)	5,240,000	258
		258
Government Bonds 8.6%		
Petroleos Mexicanos, 7.47%, 11/12/26	26,410,000	1,187
United Mexican States, 5.00%, 12/11/19	404,000	20
United Mexican States, 6.50%, 6/10/21	328,490,000	16,153
United Mexican States, 7.50%, 6/3/27	185,605,800	9,338
United Mexican States, 7.75%, 5/29/31	269,020,000	13,703

United Mexican States, 7.75%, 11/13/42	1,800,000	91
United Mexican States, 8.50%, 12/13/18	1,000	—
United Mexican States, 8.50%, 5/31/29	66,460,000	3,583
United Mexican States, 8.50%, 11/18/38	73,710,000	4,022
United Mexican States, 10.00%, 12/5/24	15,508,000	890
		48,987
Total Mexico (Cost $54,252)		49,245
NIGERIA 0.5%		
Government Bonds 0.5%		
Federal Republic of Nigeria, 0.00%, 5/31/18	1,064,000,000	2,778
Total Nigeria (Cost $2,739)		2,778
PERU 2.7%		
Corporate Bonds 0.3%		
Banco de Credito del Peru, 4.85%, 10/30/20 (1)	6,300,000	1,942
		1,942
Government Bonds 2.4%		
Republic of Peru, 6.15%, 8/12/32 (1)	4,330,000	1,427
Republic of Peru, 6.35%, 8/12/28 (1)	16,320,000	5,519
Republic of Peru, 6.90%, 8/12/37	9,004,000	3,130
Republic of Peru, 8.20%, 8/12/26	10,015,000	3,811
		13,887
Total Peru (Cost $15,252)		15,829
PHILIPPINES 0.1%		
Government Bonds 0.1%		
Republic of Philippines, 6.25%, 1/14/36	35,000,000	792
Total Philippines (Cost $788)		792

SOUTH AFRICA 12.3%

Government Bonds 12.3%

Republic of South Africa, 6.25%, 3/31/36	1,830,000	107
Republic of South Africa, 6.50%, 2/28/41	35,721,000	2,040
Republic of South Africa, 7.00%, 2/28/31	257,001,000	17,333
Republic of South Africa, 7.75%, 2/28/23	262,770,000	21,134
Republic of South Africa, 8.00%, 12/21/18	100,000	8
Republic of South Africa, 8.00%, 1/31/30	310,905,000	23,023
Republic of South Africa, 10.50%, 12/21/26	71,941,000	6,500
Total South Africa (Cost $62,201)		70,145

SRI LANKA 3.3%

Government Bonds 3.3%

Republic of Sri Lanka, 9.00%, 5/1/21	68,000,000	435
Republic of Sri Lanka, 9.25%, 5/1/20	486,000,000	3,148
Republic of Sri Lanka, 11.00%, 8/1/24	1,435,000,000	9,790
Republic of Sri Lanka, 11.50%, 12/15/21	790,000,000	5,452
Total Sri Lanka (Cost $18,373)		18,825

SUPRANATIONAL 0.3%

Government Bonds 0.3%

European Investment Bank, 6.95%, 2/6/20 (IDR) (1)	10,930,000,000	819
European Investment Bank, 8.00%, 4/1/20 (TRY)	2,300,000	551
Inter-American Development Bank, 7.00%, 2/4/19 (IDR)	7,200,000,000	536
Total Supranational (Cost $2,187)		1,906

THAILAND 4.6%

Government Bonds 4.6%

Kingdom of Thailand, 1.875%, 6/17/22	3,334,000	103
Kingdom of Thailand, 2.125%, 12/17/26	1,486,000	45
Kingdom of Thailand, 3.40%, 6/17/36	28,075,000	924
Kingdom of Thailand, 3.58%, 12/17/27	81,910,000	2,743

Kingdom of Thailand, 3.625%, 6/16/23	53,000,000	1,769
Kingdom of Thailand, 3.65%, 12/17/21	2,500,000	83
Kingdom of Thailand, 3.65%, 6/20/31	21,260,000	720
Kingdom of Thailand, 3.775%, 6/25/32	17,268,000	587
Kingdom of Thailand, 3.85%, 12/12/25	330,532,000	11,337
Kingdom of Thailand, 4.875%, 6/22/29	91,000,000	3,432
Kingdom of Thailand, Inflation-indexed, 1.25%, 3/12/28	157,111,865	4,687
Total Thailand (Cost $25,362)		26,430
TURKEY 5.1%		
Corporate Bonds 0.3%		
AKBank, 7.50%, 2/5/18	4,315,000	1,132
Turkiye Garanti Bankasi, 7.375%, 3/7/18	3,110,000	813
		1,945
Government Bonds 4.8%		
Republic of Turkey, 7.40%, 2/5/20	370,000	88
Republic of Turkey, 8.00%, 3/12/25	110,000	24
Republic of Turkey, 9.50%, 1/12/22	260,000	63
Republic of Turkey, 10.40%, 3/20/24	19,266,000	4,737
Republic of Turkey, 10.60%, 2/11/26	89,663,000	22,028
Republic of Turkey, 10.70%, 2/17/21	375,000	94
Republic of Turkey, 11.00%, 2/24/27	90,000	23
		27,057
Total Turkey (Cost $33,053)		29,002
URUGUAY 0.2%		
Government Bonds 0.2%		
Republic of Uruguay, 8.50%, 3/15/28 (1)	14,500,000	504
Republic of Uruguay, 9.875%, 6/20/22	14,110,000	521
Total Uruguay (Cost $1,032)		1,025

(Amounts in 000s, except for contracts)

OPTIONS PURCHASED 0.0%

OTC Options Purchased 0.0%

Counterparty	Description	Contracts	Notional Amount	Value
Citigroup Global Markets	USD Call/MXN Put, 2/6/18 @ $19.50 (USD) (5)	1	6,100	123
Citigroup Global Markets	USD Call/MXN Put, 2/6/18 @ $19.50 (USD) (5)	1	5,000	149
Total OTC Options Purchased (Cost $134)				272
Total Options Purchased (Cost $134)				272
Total Investments in Securities 97.3% of Net Assets (Cost $544,682)				**$ 554,077**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Par/Shares and Notional Amount are denominated in the currency of the country presented unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $19,200 and represents 3.4% of net assets.

(2) Seven-day yield

(3) Affiliated Company

(4) At December 31, 2017, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

(5) Non-income producing

3M CZK PRIBOR	Three month CZK PRIBOR (Prague Interbank Offered Rate)
3M HKD HIBOR	Three month HKD HIBOR (Hong Kong Interbank Offered Rate)
3M INR MIBOR	Three month INR MIBOR (Mumbai Interbank Offered Rate)
3M MYR KLIBOR	Three month MYR KLIBOR (Kuala Lumpur Interbank Offered Rate)
7D ARPP	Argentina Central Bank seven day repo reference rate
ARS	Argentine Peso
AUD	Australian Dollar
BDLRPP	Argentina deposit rates (Badlar) at private banks

($000s, except market price)

Swaps 0.1%

Description	Notional Amount	Value	Initial Value	Unrealized Gain (Loss)
Centrally Cleared Swaps 0.0%				
Interest Rate Swaps 0.0%				
Czech Republic 0.0%				
5 Year Interest Rate Swap, Received Fixed 1.385% Semi Annual, Pay Variable 0.57% (3M CZK PRIBOR) Annual, 10/19/22	50,350	$ (21)	$ —	$ (21)
			—	(21)
Hong Kong 0.0%				
5 Year Interest Rate Swap, Pay Fixed 2.025% Quarterly, Receive Variable 1.19% (3M HKD HIBOR) Quarterly, 12/01/22	18,300	6	—	6
5 Year Interest Rate Swap, Pay Fixed 1.825% Quarterly, Receive Variable 0.787% (3M HKD HIBOR) Quarterly, 10/9/22	8,000	10	1	9
5 Year Interest Rate Swap, Pay Fixed 1.765% Quarterly, Receive Variable 1.01% (3M HKD HIBOR) Quarterly, 5/12/22	6,600	9	—	9
5 Year Interest Rate Swap, Pay Fixed 1.82% Quarterly, Receive Variable 1.199% (3M HKD HIBOR) Quarterly, 12/2/21	17,560	17	1	16
5 Year Interest Rate Swap, Pay Fixed 1.48% Quarterly, Receive Variable 1.279% (3M HKD HIBOR) Quarterly, 3/16/21	7,000	13	1	12
5 Year Interest Rate Swap, Pay Fixed 1.785% Quarterly, Receive Variable 0.788% (3M HKD HIBOR) Quarterly, 10/3/22	34,000	48	—	48
				100
Total Centrally Cleared Swaps				79
Net payments (receipts) of variation margin to date				(75)
Variation margin receivable (payable) on centrally cleared swaps				$ 4

($000s, except market price)

Description	Notional Amount	Value	Upfront Payments/ (Receipts)	Unrealized Gain (Loss)
BILATERAL SWAPS 0.1%				
Interest Rate Swaps 0.0%				
Brazil 0.0%				
Goldman Sachs, 3 Year Interest Rate Swap Receive Fixed 10.93% Annually, Pay Variable 6.89% (BRL CDI) Annually, 7/1/20	19,000	$ 251	$ —	$ 251
Goldman Sachs, 4 Year Interest Rate Swap Receive Fixed 10.21% Annually, Pay Variable 6.89% (BRL CDI) Annually, 7/1/21	20,500	81	—	81
Goldman Sachs, 4 Year Interest Rate Swap Receive Fixed 9.53% Annually, Pay Variable 6.89% (BRL CDI) Annually, 1/3/22	9,870	2	—	2
			—	334
India 0.0%				
Citibank 4 Year Interest Rate Swap, Pay Fixed 6.13% Semi-Annual, Receive Variable 6.14% (3M INR MIBOR) Semi-Annual, 7/13/21	50,000	10	—	10
Citibank, 4 Year Interest Rate Swap, Pay Fixed 6.175% Semi-Annual, Receive Variable 6.26% (3M INR MIBOR) Semi-Annual, 10/27/21	90,000	19	—	19
JP Morgan Chase, 4 Year Interest Rate Swap Receive Fixed 6.24% Semi-Annual, Pay Variable 6.25% (3M INR MIBOR) Semi Annual, 11/9/21	60,000	(11)	—	(11)
			—	18
Malaysia 0.0%				
Citibank, 5 Year Interest Rate Swap, Receive Fixed 3.81% Quarterly, Pay Variable 3.43% (3M MYR KLIBOR) Quarterly, 3/10/21	6,500	4	—	4
Citibank, 5 Year Interest Rate Swap, Receive Fixed 3.75% Quarterly, Pay Variable 3.43% (3M MYR KLIBOR) Quarterly, 3/10/21	10,000	1	—	1

(Amounts in 000s)

Forward Currency Exchange Contracts

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Bank of America Merrill Lynch	1/19/18	PLN	127	USD	35	$ 2
Bank of America Merrill Lynch	1/19/18	RUB	231,268	USD	3,923	86
Bank of America Merrill Lynch	1/19/18	USD	3,919	HUF	1,043,406	(113)
Bank of America Merrill Lynch	2/2/18	IDR	162,062	USD	12	—
Bank of America Merrill Lynch	2/2/18	USD	1,652	IDR	22,444,510	2
Bank of America Merrill Lynch	2/9/18	PLN	25,057	USD	7,006	192
Bank of America Merrill Lynch	2/9/18	USD	2,162	KRW	2,458,072	(136)
Bank of America Merrill Lynch	2/9/18	USD	956	ZAR	13,406	(121)
Bank of America Merrill Lynch	2/9/18	ZAR	4,273	USD	334	9
Barclays Bank	1/5/18	PHP	245,718	USD	4,858	63
Barclays Bank	1/12/18	RON	19,851	USD	5,012	93
Barclays Bank	1/12/18	USD	5,991	CLP	3,791,632	(170)
Barclays Bank	1/12/18	USD	1,358	RON	5,277	—
Barclays Bank	1/12/18	USD	2,038	RON	8,137	(54)
Barclays Bank	1/19/18	CZK	247,432	USD	11,438	193
Barclays Bank	1/26/18	USD	11,825	EUR	10,000	(190)
Barclays Bank	2/2/18	USD	555	IDR	7,554,516	(1)
Barclays Bank	2/2/18	USD	7,891	TWD	236,761	(78)
Barclays Bank	2/9/18	USD	258	KRW	294,944	(18)
Barclays Bank	2/9/18	USD	1,844	PLN	6,753	(96)
Barclays Bank	2/9/18	USD	4,663	RSD	478,932	(194)
Barclays Bank	2/9/18	USD	2,804	ZAR	40,054	(415)
Barclays Bank	2/9/18	ZAR	48,901	USD	3,628	302
Barclays Bank	3/9/18	USD	4,023	BRL	13,238	60
Barclays Bank	3/9/18	USD	2,557	BRL	8,555	(4)
Barclays Bank	4/6/18	BRL	8,401	USD	2,539	(32)
Barclays Bank	4/6/18	TRY	2,267	USD	553	28
Barclays Bank	4/6/18	USD	7	BRL	24	—
Barclays Bank	4/6/18	USD	4,570	PHP	232,394	(66)
Barclays Bank	4/6/18	USD	2	TRY	9	—
BNP Paribas	1/5/18	USD	5,361	PHP	272,725	(102)
BNP Paribas	1/12/18	CLP	3,353,270	USD	5,189	260

BNP Paribas	1/12/18	MYR	8,491	USD	1,999	98
BNP Paribas	1/12/18	USD	1,495	CLP	947,908	(45)
BNP Paribas	1/19/18	CZK	11,340	USD	533	—
BNP Paribas	1/19/18	MXN	18,199	USD	967	(44)
BNP Paribas	1/19/18	RUB	215,778	USD	3,648	92
BNP Paribas	1/19/18	USD	315	HUF	82,542	(4)
BNP Paribas	1/19/18	USD	9,472	MXN	182,806	202
BNP Paribas	1/23/18	USD	516	EUR	435	(6)
BNP Paribas	1/26/18	USD	2,926	GBP	2,214	(65)
BNP Paribas	2/2/18	IDR	172,512,254	USD	12,494	186
BNP Paribas	2/2/18	THB	74,138	USD	2,245	32
BNP Paribas	2/2/18	USD	62	IDR	853,537	(1)
BNP Paribas	2/9/18	USD	476	PLN	1,678	(6)
BNP Paribas	2/9/18	USD	7,512	SGD	10,220	(134)
BNP Paribas	2/9/18	USD	3,508	ZAR	49,920	(504)
BNP Paribas	2/23/18	USD	4,760	CHF	4,679	(59)
BNP Paribas	3/9/18	ARS	8,732	USD	447	6
BNP Paribas	3/9/18	ARS	30,200	USD	1,641	(75)
BNP Paribas	3/9/18	BRL	15,807	USD	4,792	(61)
BNP Paribas	4/6/18	TRY	7,257	USD	1,776	86
BNP Paribas	4/6/18	USD	1,016	CLP	664,743	(64)
BNP Paribas	4/6/18	USD	2	TRY	9	—
BNP Paribas	5/11/18	USD	1,975	CLP	1,295,736	(128)
CIBC World Markets	1/19/18	MXN	36,364	USD	1,911	(67)
CIBC World Markets	1/19/18	USD	4,958	MXN	94,127	185
CIBC World Markets	1/26/18	USD	1,878	CAD	2,349	9
Citibank	1/12/18	CLP	647,856	USD	988	65
Citibank	1/12/18	RON	271	USD	69	—
Citibank	1/12/18	USD	3,002	CLP	1,895,816	(78)
Citibank	1/12/18	USD	6,439	RON	25,184	(38)
Citibank	1/12/18	USD	38	RUB	2,190	—
Citibank	1/19/18	CZK	59,270	USD	2,762	24
Citibank	1/19/18	HUF	547,096	USD	2,076	39
Citibank	1/19/18	MXN	23,021	USD	1,239	(71)
Citibank	1/19/18	RUB	110,283	USD	1,878	34
Citibank	1/19/18	USD	1,540	CZK	33,097	(15)
Citibank	1/19/18	USD	14	MXN	266	1
Citibank	1/19/18	USD	669	RUB	39,405	(14)
Citibank	1/26/18	CAD	2,349	USD	1,852	17
Citibank	1/26/18	EUR	1,877	USD	2,218	37
Citibank	1/26/18	GBP	2,214	USD	2,908	84
Citibank	1/26/18	JPY	216,219	USD	1,906	15
Citibank	2/2/18	INR	130,005	USD	2,008	22
Citibank	2/2/18	THB	152,453	USD	4,589	93
Citibank	2/2/18	THB	211,450	USD	6,495	(2)

Deutsche Bank	2/9/18	USD	1,893	ZAR	27,192	(292)
Deutsche Bank	2/21/18	USD	1,275	EGP	22,965	2
Deutsche Bank	3/9/18	BRL	21,619	USD	6,591	(120)
Deutsche Bank	3/9/18	COP	8,371,231	USD	2,781	8
Deutsche Bank	3/9/18	MYR	12,107	USD	2,959	25
Deutsche Bank	3/9/18	USD	10,905	BRL	35,724	211
Deutsche Bank	3/9/18	USD	2,758	MYR	11,314	(31)
Deutsche Bank	4/6/18	BRL	8,401	USD	2,537	(30)
Deutsche Bank	4/6/18	TRY	13,573	USD	3,349	133
Goldman Sachs	1/19/18	CZK	145,639	USD	6,671	174
Goldman Sachs	1/19/18	HUF	3,279,149	USD	12,234	439
Goldman Sachs	1/19/18	USD	1,908	MXN	36,930	35
Goldman Sachs	1/19/18	USD	25	PLN	90	(1)
Goldman Sachs	1/26/18	JPY	218,733	USD	1,943	—
Goldman Sachs	1/26/18	USD	756	EUR	648	(22)
Goldman Sachs	2/2/18	INR	116,816	USD	1,783	41
Goldman Sachs	2/2/18	USD	1,284	IDR	17,492,274	(1)
Goldman Sachs	2/2/18	USD	1,961	INR	129,625	(63)
Goldman Sachs	2/2/18	USD	2,652	THB	86,409	(1)
Goldman Sachs	2/2/18	USD	924	TWD	27,625	(6)
HSBC Bank	1/5/18	PHP	13,323	USD	259	8
HSBC Bank	1/12/18	CLP	5,898,245	USD	9,128	457
HSBC Bank	1/12/18	MYR	15,162	USD	3,577	168
HSBC Bank	1/12/18	USD	10,386	MYR	42,526	(119)
HSBC Bank	1/19/18	MXN	35,205	USD	1,780	5
HSBC Bank	1/19/18	MXN	95,641	USD	5,034	(184)
HSBC Bank	1/19/18	USD	11,250	MXN	212,197	490
HSBC Bank	2/2/18	IDR	8,182,072	USD	601	—
HSBC Bank	2/2/18	IDR	83,134,464	USD	6,117	(7)
HSBC Bank	2/2/18	INR	94,146	USD	1,438	33
HSBC Bank	2/2/18	USD	2,561	IDR	35,034,830	(14)
HSBC Bank	2/2/18	USD	5,816	LKR	906,804	(51)
HSBC Bank	2/9/18	CNH	18,229	USD	2,747	46
HSBC Bank	2/9/18	USD	6,406	CNH	42,707	(138)
HSBC Bank	2/9/18	USD	2,805	ZAR	40,054	(414)
HSBC Bank	2/16/18	USD	3,675	AUD	4,807	(76)
HSBC Bank	2/23/18	USD	38	EUR	32	—
HSBC Bank	3/9/18	MYR	35,911	USD	8,756	96
HSBC Bank	3/9/18	TRY	4,532	USD	1,121	51
HSBC Bank	3/9/18	USD	26	PEN	85	—
HSBC Bank	3/9/18	USD	3,772	PEN	12,284	(6)
HSBC Bank	3/9/18	USD	1,717	TRY	6,913	(72)
HSBC Bank	4/6/18	TRY	13,458	USD	3,356	96
HSBC Bank	4/6/18	USD	991	CLP	647,855	(61)
HSBC Bank	4/6/18	USD	2	TRY	9	—

HSBC Bank	4/13/18	MYR	37,415	USD	9,153	60
HSBC Bank	5/11/18	CLP	366,084	USD	571	23
JPMorgan Chase	1/5/18	PHP	15,156	USD	302	2
JPMorgan Chase	1/12/18	CLP	1,201,673	USD	1,887	66
JPMorgan Chase	1/12/18	RON	1,154	USD	295	2
JPMorgan Chase	1/12/18	RON	954	USD	246	(1)
JPMorgan Chase	1/12/18	RUB	559	USD	10	—
JPMorgan Chase	1/12/18	USD	55	CLP	35,410	(3)
JPMorgan Chase	1/12/18	USD	3,886	MYR	15,905	(42)
JPMorgan Chase	1/12/18	USD	1,336	RON	5,246	(13)
JPMorgan Chase	1/19/18	CZK	99,117	USD	4,569	89
JPMorgan Chase	1/19/18	HUF	1,375,097	USD	5,207	107
JPMorgan Chase	1/19/18	MXN	41,424	USD	2,099	1
JPMorgan Chase	1/19/18	MXN	193,104	USD	10,169	(376)
JPMorgan Chase	1/19/18	RUB	120,068	USD	2,020	61
JPMorgan Chase	1/19/18	USD	47	MXN	891	2
JPMorgan Chase	1/19/18	USD	8	PLN	29	—
JPMorgan Chase	1/19/18	USD	3,384	RUB	200,107	(84)
JPMorgan Chase	1/23/18	EUR	4,959	USD	5,862	95
JPMorgan Chase	1/23/18	USD	396	EUR	330	—
JPMorgan Chase	1/26/18	EUR	199	USD	233	6
JPMorgan Chase	1/26/18	JPY	331,585	USD	2,963	(17)
JPMorgan Chase	2/2/18	IDR	30,594,434	USD	2,256	(7)
JPMorgan Chase	2/2/18	INR	118,297	USD	1,814	34
JPMorgan Chase	2/2/18	THB	194,837	USD	5,948	36
JPMorgan Chase	2/2/18	THB	75,711	USD	2,331	(6)
JPMorgan Chase	2/2/18	TWD	5,809	USD	194	2
JPMorgan Chase	2/2/18	USD	1,668	IDR	22,661,593	2
JPMorgan Chase	2/2/18	USD	2,226	IDR	30,350,362	(5)
JPMorgan Chase	2/2/18	USD	2,087	TWD	62,217	(7)
JPMorgan Chase	2/9/18	CNH	11,990	USD	1,812	25
JPMorgan Chase	2/9/18	KRW	3,233,889	USD	2,918	105
JPMorgan Chase	2/9/18	PLN	25,254	USD	7,094	162
JPMorgan Chase	2/9/18	PLN	2,209	USD	636	(1)
JPMorgan Chase	2/9/18	USD	830	KRW	907,008	(18)
JPMorgan Chase	2/9/18	USD	2,369	PLN	8,507	(75)
JPMorgan Chase	2/9/18	USD	2,539	RSD	255,607	(53)
JPMorgan Chase	2/9/18	USD	2,507	SGD	3,385	(25)
JPMorgan Chase	2/9/18	USD	2,877	ZAR	35,642	13
JPMorgan Chase	2/9/18	USD	13	ZAR	177	(2)
JPMorgan Chase	2/9/18	ZAR	64,860	USD	4,533	681
JPMorgan Chase	2/13/18	USD	188	EGP	3,683	(17)
JPMorgan Chase	2/16/18	AUD	2,964	USD	2,262	51

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Markets Local Currency Bond Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks to provide high income and capital appreciation. The fund has three classes of shares: the Emerging Markets Local Currency Bond Fund (Investor Class), the Emerging Markets Local Currency Bond Fund–Advisor Class (Advisor Class), and the Emerging Markets Local Currency Bond Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Income distributions are declared by each class daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The portion of the results of operations attributable to changes in foreign exchange rates on investments is not bifurcated from the portion attributable to changes in market prices. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 6), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less or for less than 365 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities, held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

On August 1, 2017, the fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2017:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2017.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2017, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of December 31, 2017, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2017, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the same business day.

The following table summarizes the fund’s derivatives at the reporting date by loss exposure to each counterparty, clearinghouse or clearing firm after consideration of collateral, if any. Exchange-traded and centrally cleared derivatives that settle variation margin daily are presented at the variation margin receivable or payable on the reporting date, and exchange-traded options are presented at value.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted by the fund is held in a segregated account by the fund’s custodian.

While typically not sold in the same manner to equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements and to increase exposure to a particular foreign currency or to shift the fund’s foreign currency exposure from one country to another, or to enhance the fund’s return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended December 31, 2017, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 47% and 61% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and interest rates and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2017, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 2% and 7% of net assets.

Options The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, currency options give the holder the right, but not the obligation, to buy and sell currency at a specified exchange rate. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and currency values; and, for written options, potential losses in excess of the fund’s initial investment. During the year ended December 31, 2017, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 4% of net assets.

Swaps The fund is subject to interest rate risk and credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2017, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 9% and 15% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 83% of the fund’s net assets were invested in emerging markets and 10% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt At December 31, 2017, approximately 42% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Investments in noninvestment-grade holdings may be considered speculative.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $492,717,000 and $228,208,000, respectively, for the year ended December 31, 2017.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the character of net currency losses. For the year ended December 31, 2017, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2017 and December 31, 2016, were characterized for tax purposes as follows:

At December 31, 2017, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on certain open derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. All or a portion of the capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. During the year ended December 31, 2017, the fund utilized $3,910,000 of capital loss carryforwards. In accordance with federal tax laws applicable to investment companies, net specified losses realized between November 1 and December 31 are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2017, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were waived; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, $137,000 of expenses were waived/paid by Price Associates during the year ended December 31, 2017 and remain subject to repayment by the fund. Including this amount, expenses previously waived/paid by Price Associates in the amount of $466,000 remain subject to repayment by the fund at December 31, 2017.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the year ended December 31, 2017, expenses incurred pursuant to these service agreements were $86,000 for Price Associates; $33,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2017, the fund was allocated $331,000 of Spectrum Funds’ expenses. Of these amounts, $221,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to these special servicing agreements is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2017, approximately 84% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

In addition, other mutual, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund. At December 31, 2017, approximately 3% of the fund’s Investor’s Class outstanding shares were held by Price funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of December 31, 2017, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 25,084 shares of the Advisor Class, representing 70% of the Advisor Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price Emerging Markets Local Currency Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Emerging Markets Local Currency Bond Fund (one of the funds constituting T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2018

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

Tax Information (Unaudited) for the Tax Year Ended 12/31/17

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund will pass through foreign source income of $17,203,000 and foreign taxes paid of $404,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Bruce W. Duncan	Chief Executive Officer and Director (2009 to December 2016),
(1951)	Chairman of the Board (January 2016 to present), and President
2013	(2009 to September 2016), First Industrial Realty Trust, an owner
[191]	and operator of industrial properties; Chairman of the Board
(2005 to September 2016) and Director (1999 to September
2016), Starwood Hotels & Resorts, a hotel and leisure company;
Director, Boston Properties (May 2016 to present); Director,
Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[191]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[191]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Member of
2012	National Academy of Education (2010 to present); Director, MDRC,
[191]	a nonprofit education and social policy research organization
(2011 to present); Research Associate of Labor Studies Program
(2011 to 2015) and Board Member (2015 to present), National
Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession
(2012 to present); Vice President (2015 to present), American
Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2001	Cochairman of the Investment Committee, Blackstone Real Estate
[191]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[191]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[191]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Robert W. Sharps, CFA, CPA**	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
(1971)	Price Trust Company; Vice President, International Funds
2017
[135]

*Each inside director serves until retirement, resignation, or election of a successor.
**Effective April 1, 2017, Brian C. Rogers was replaced by Robert W. Sharps as an inside director of certain Price Funds.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Jason R. Adams (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Research Analyst, Caxton
Associates (to 2015)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Roy H. Adkins (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher D. Alderson (1962)	Director and Vice President, T. Rowe Price
President	International; Vice President, Price Hong Kong,
Price Singapore, and T. Rowe Price Group, Inc.

Syed H. Ali (1970)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Paulina Amieva (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Malik S. Asif (1981)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Harishankar Balkrishna (1983)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sheena L. Barbosa (1983)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Luis M. Baylac (1982)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Timothy Bei (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Oliver D.M. Bell, IMC (1969)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Steven E. Boothe, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Peter I. Botoucharov (1965)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Tala Boulos (1984)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Vice
President, CEEMEA Corporate Credit Research,
Deutsche Bank (to 2013)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Ryan N. Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sheldon Chan (1981)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Andrew Chang (1983)	Vice President, T. Rowe Price Group, Inc.
Vice President

Tak Yiu Cheng, CFA, CPA (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Carolyn Hoi Che Chu (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Archibald Ciganer Albeniz, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Richard N. Clattenburg, CFA (1979)	Vice President, Price Singapore, T. Rowe
Executive Vice President	Price, T. Rowe Price Group, Inc., and T. Rowe
Price International

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Michael F. Connelly, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Andrew S. Davis (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Richard de los Reyes (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Michael Della Vedova (1969)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Bridget A. Ebner (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Ryan W. Ferro (1985)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, student, Tuck School of
Business at Dartmouth (to 2014)

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Quentin S. Fitzsimmons (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Portfolio
Manager, Royal Bank of Scotland Group
(to 2015)

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Justin T. Gerbereux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Vishnu Vardhan Gopal (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Joel Grant (1978)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly, Analyst, Fidelity
International (to 2014)

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Amanda B. Hall, CFA (1985)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, student,
Stanford Graduate School of Business (to 2014)

Richard L. Hall (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Nabil Hanano, CFA (1984)	Vice President, T. Rowe Price International
Vice President

Steven C. Huber, CFA, FSA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Stefan Hubrich, Ph.D., CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Arif Husain, CFA (1972)	Vice President, T. Rowe Price Group, Inc.,
Executive Vice President	and T. Rowe Price International; formerly,
Director/Head of UK and Euro Fixed Income,
AllianceBernstein (to 2013)

Hiromasa Ikeda (1971)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly, Manager, Fidelity
Korea (to 2014)

Tetsuji Inoue (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Michael Jacobs (1971)	Vice President, T. Rowe Price Group, Inc.,
Vice President	and T. Rowe Price International; formerly,
Vice President, JP Morgan Asset Management
(to 2013)

Randal S. Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Prashant G. Jeyaganesh (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Nina P. Jones, CPA (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jacob Kann, CFA (1987)	Vice President, T. Rowe Price; formerly, Equity
Vice President	Research Associate, Eaton Vance Corporation
(to 2013)

Jai Kapadia (1982)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Christopher J. Kushlis, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Shengrong Lau (1982)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jacqueline Liu (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly, Investment Analyst,
Fidelity International Hong Kong Limited
(to 2014)

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Oxana Lyalina (1987)	Vice President, T. Rowe Price International;
Vice President	formerly, Senior Analyst, Goldman Sachs
International (to 2013)

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ryan Martyn (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jihong Min (1979)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Eric C. Moffett (1974)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Samy B. Muaddi, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Tobias F. Mueller (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jared T. Murphy (1986)	Vice President, T. Rowe Price; formerly, student,
Vice President	Stanford Graduate School of Business (to
2015); formerly, Associate, ShawSpring
Partners (to 2013)

Joshua Nelson (1977)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael Niedzielski (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Manager
and Analyst, Fidelity Investments, Boston and
London offices (to 2015)

Sridhar Nishtala (1975)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Kenneth A. Orchard (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Curt J. Organt, CFA (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul T. O’Sullivan (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Oluwaseun A. Oyegunle, CFA (1984)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, student,
The Wharton School, University of Pennsylvania
(to 2013)

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Vivek Rajeswaran (1985)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley (to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Melanie A. Rizzo (1982)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David L. Rowlett, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mariel Santiago (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Equity Research Analyst,
HSBC Securities, Inc. (to 2014)

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Eunbin Song, CFA (1980)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David A. Stanley (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ju Yen Tan (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Siby Thomas (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Rupinder Vig (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Partner,
Egerton Capital (to 2016); Executive Director,
Morgan Stanley (to 2014)

Kes Visuvalingam, CFA (1968)	Director, Responsible Officer, and Vice
Vice President	President, Price Hong Kong; Director, Chief
Executive Officer, and Vice President, Price
Singapore; Vice President, T. Rowe Price
Group, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Dai Wang (1989)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly, student, Harvard
Business School (to 2014)

Megan Warren (1968)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc.,
and T. Rowe Price Trust Company; formerly,
Executive Director, JP Morgan Chase (to 2017)

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Clive M. Williams (1966)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Benjamin T. Yeagle (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ernest C. Yeung, CFA (1979)	Director, Responsible Officer, and Vice
Executive Vice President	President, Price Hong Kong; Vice President,
T. Rowe Price Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Eric Yuan (1984)	Vice President, Price Hong Kong; formerly,
Vice President	student, Columbia Business School (to 2016);
formerly, Analyst, Yulan Capital Management
(to 2014)

Wenli Zheng (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,169,000 and $2,146,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 15, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 15, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	February 15, 2018